FEBRUARY 23, 2017

SUPPLEMENT TO

FIXED INCOME FUNDS PROSPECTUS

DATED MARCH 1, 2016, AS LAST SUPPLEMENTED FEBRUARY 2, 2017

DOMESTIC EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2016, AS LAST SUPPLEMENTED JANUARY 26, 2017

ALTERNATIVE FUNDS PROSPECTUS

DATED MARCH 1, 2016, AS LAST SUPPLEMENTED JANUARY 12, 2017

HARTFORD ENVIRONMENTAL OPPORTUNITIES FUND PROSPECTUS

DATED MARCH 1, 2016, AS LAST SUPPLEMENTED JANUARY 12, 2017

HARTFORD SCHRODERS FUNDS PROSPECTUS

(CLASS A, CLASS C, CLASS I, CLASS R3, CLASS R4, CLASS R5 AND CLASS Y SHARES)

DATED OCTOBER 21, 2016, AS LAST SUPPLEMENTED JANUARY 12, 2017

INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2016, AS LAST SUPPLEMENTED JANUARY 12, 2017

MULTI-STRATEGY FUNDS PROSPECTUS

DATED MARCH 1, 2016, AS LAST SUPPLEMENTED JANUARY 12, 2017

(THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.)

This Supplement contains new and additional information and should be read in connection with your Prospectus. This Supplement supersedes certain information provided in:  (i) the supplement dated February 2, 2017 to the Fixed Income Funds Prospectus and (ii) section (2) of the supplement dated January 12, 2017 to each of the above Prospectuses.

Hartford Funds Distributors, LLC may pay dealers of record a commission on purchases of $1,000,000 ($500,000 with respect to The Hartford Short Duration Fund) or more of Class A shares (and may continue to do so after March 1, 2017).  Shareholders who purchase $1,000,000 ($500,000 with respect to The Hartford Short Duration Fund) or more of Class A shares where the broker dealer was paid a commission will be subject to a contingent deferred sales charge if those shares are redeemed within 18 months of purchase.  The contingent deferred sales charge for Class A shares will not apply to purchases for which the selling broker dealer was not paid a commission.

This Supplement should be retained with your Prospectus for future reference.

HV-7308	February 2017